UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2007

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

A. Purchase Agreement

On April 11, 2007, Max USA Holdings Ltd. ("Max USA"), a wholly-owned subsidiary of Max Re Capital Ltd., entered into a purchase agreement (the "Purchase Agreement") with respect to the sale of $100,000,000 aggregate principal amount of 7.20% Senior Secured Notes due 2017 (the "Notes") to Citigroup Global Markets Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and Dowling & Partners Securities, LLC, as initial purchasers (the "Initial Purchasers"). Max Re Capital Ltd. (the "Guarantor") is also a party to the Purchase Agreement as a guarantor.

The Purchase Agreement contains customary representations and warranties on the part of the Max USA and the Guarantor. Max USA and the Guarantor have agreed to indemnify the Initial Purchasers against certain liabilities, including under the securities laws, or to contribute to payments that the Initial Purchasers may be required to make in that respect.

The Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

B. Indenture

On April 16, 2007, Max USA completed the private offering of the Notes pursuant to the Purchase Agreement. In connection with the offering, Max USA entered into an indenture (the "Indenture") dated April 15, 2007 among Max USA, the Guarantor and The Bank of New York, as trustee (the "trustee").

The Indenture contains affirmative and negative covenants and customary events of default, including payment defaults, breaches of covenants and certain events of bankruptcy, insolvency and reorganization. If an event of default, other than an event of default triggered upon certain bankruptcy events, occurs and is continuing, the Trustee or the holder of at least 25% in principal amount of outstanding Notes may declare the Notes to be due and payable immediately.

Max USA will pay interest on the Notes on April 16 and October 16 of each year, beginning on October 16, 2007. The Notes, which mature on April 14, 2017, are Max USA’s senior obligations and rank equal in right of payment with all existing and future senior indebtedness.

The Notes are being offered by the Initial Purchasers only to qualified institutional buyers in accordance with Rule 144A of the Securities Act of 1933, as amended the (the "Securities Act") and outside the United States in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are so registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions.

The Indenture is attached hereto as Exhibit 10.2 and incorporated by reference herein. The Max USA Holdings Ltd. Officers' Certificate executed in connection with the Indenture is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01(B), which is incorporated herein by reference, with respect to the completion of the private offering by Max USA of the Notes.

Item 7.01 Regulation FD Disclosure.

On April 11, 2007, the Guarantor issued a press release announcing the pricing of the Notes. The text of the press release is furnished as attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Purchase Agreement dated April 11, 2007

10.2 Indenture dated April 15, 2007

10.3 Max USA Holdings Ltd. Officers' Certificate dated April 16, 2007

99.1 News release of Max Re Capital Ltd. dated April 11, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

April 17, 2007	By:	/s/ Joseph W. Roberts

Name: Joseph W. Roberts
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement dated April 11, 2007
10.2	Indenture dated April 15, 2007
10.3	Max USA Holdings Ltd. Officers' Certificate dated April 16, 2007
99.1	News release of Max Re Capital Ltd. dated April 11, 2007